UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2018

Trecora Resources
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
(Address of principal executive offices)

(409) 385-8300
(Registrant's Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 19, 2018, Connie J. Cook announced her intention to retire from her position as Vice President of Accounting and Compliance of Trecora Resources (the "Company"), effective at the Company's annual meeting of stockholders on May 15, 2018.   As part of its succession planning, the Company has appointed Christopher A. Groves to serve as Principal Accounting Officer after Ms. Cook's retirement.  Mr. Groves will serve as Corporate Controller, effective March 19, 2018, during the interim period.
Prior to joining the Company, Mr. Groves was Controller for Capital Technologies, Inc. from December 2016 to January 2018, Senior Manager - Accounting for WorleyParsons from March 2016 to November 2016, and Senior Manager for S-3 Consulting Group from July 2014 - November 2015.  Prior to July 2014, Mr. Groves held accounting-related positions with a variety of companies, including Deloitte & Touche and Aetna Life Insurance Company.  Mr. Groves holds a Bachelor of Science in Accounting and a Master of Science in Accounting, both from the University of Connecticut.   Mr. Groves became a Certified Public Accountant (CPA) in 2009 and has over 15 years of experience in financial accounting matters.

Employment Offer Letter

The Company entered into an employment offer letter with Mr. Groves dated March 13, 2018 (the "Agreement").  The Agreement has no specified term, and Mr. Groves' employment with the Company will be on an at-will basis.  Mr. Groves will receive an initial annual base salary of $165,000 and will also be eligible for an annual cash bonus with a target amount of 15% of base salary based on accomplishing agreed objectives as well as management discretion.  Mr. Groves may receive profit sharing compensation on a quarterly basis under the Company's Profit Sharing Program as determined in the discretion of the Compensation Committee of the Company's Board of Directors.   Mr. Groves will be eligible to participate in the benefit programs generally available to employees of the Company.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TRECORA RESOURCES

Date:  March 19, 2018                                          By: /s/ Sami Ahmad
       Sami Ahmad
       Chief Financial Officer